Vanguard U.S. Multifactor Fund

Summary Prospectus

February 13, 2018

AdmiralTM Shares

Vanguard U.S. Multifactor Fund Admiral Shares (VFMFX)

The Fund’s statutory Prospectus and Statement of Additional Information dated
February 13, 2018, as may be amended or supplemented, are incorporated into and made part of this Summary Prospectus by reference.
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund online at
www.vanguard.com/prospectus. You can also obtain this information at no cost by calling 800-662-7447 or by sending an email request to
online@vanguard.com.

The Securities and Exchange Commission (SEC) has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Investment Objective

The Fund seeks to provide long-term capital appreciation by investing in stocks with relatively strong recent performance, strong fundamentals, and low prices relative to fundamentals as determined by the advisor.

Fees and Expenses

The following table describes the fees and expenses you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(Fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases	None
Purchase Fee	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Account Service Fee (for certain fund account balances below $10,000)	$20/year

Annual Fund Operating Expenses
(Expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.03%
12b-1 Distribution Fee	None
Other Expenses	0.15%
Total Annual Fund Operating Expenses[1]	0.18%

1 The expense information shown in the table reflects estimated amounts for the current fiscal year.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It illustrates the hypothetical expenses that you would incur over various periods if you were to invest $10,000 in the Fund’s shares. This example assumes that the Fund provides a return of 5% each year and that total annual fund operating expenses remain as stated in the preceding table. You would incur these hypothetical expenses whether or not you redeem your investment at the end of the given period. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years
$18	$58

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Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in more taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the previous expense example, reduce the Fund’s performance. The Fund has no operating history and therefore has no portfolio turnover information.

Principal Investment Strategies

The Fund invests primarily in U.S. common stocks with the potential to generate higher returns relative to the broad U.S. equity market by investing in stocks with relatively strong recent performance, strong fundamentals, and low prices relative to fundamentals as determined by the advisor. The portfolio will include a diverse mix of companies representing many different market sectors and industry groups. The advisor uses a quantitative model to evaluate all of the securities in an investment universe comprised of U.S. large-, mid-, and small-capitalization stocks and to construct a U.S. equity portfolio that seeks to achieve exposure to multiple factors subject to a rules-based screen designed to promote diversification and to mitigate exposure to certain less liquid and more volatile stocks. Under normal circumstances, at least 80% of the Fund’s assets will be invested in securities issued by U.S. companies.

Principal Risks

An investment in the Fund could lose money over short or long periods of time. You should expect the Fund’s share price and total return to fluctuate within a wide range. The Fund is subject to the following risks, which could affect the Fund’s performance:

• Stock market risk, which is the chance that stock prices overall will decline. Stock markets tend to move in cycles, with periods of rising prices and periods of falling prices.

• Investment style risk, which is the chance that returns from the types of stocks in which the Fund invests will trail returns from U.S. stock markets. Specific types of stocks tend to go through cycles of doing better or worse than other segments of the U.S. stock market. These periods have, in the past, lasted for as long as several years.

• Manager risk, which is the chance that poor security selection will cause the Fund to underperform relevant benchmarks or other funds with a similar investment objective.

An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

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Annual Total Returns

This is the Fund’s initial prospectus, so it does not contain performance data.

Investment Advisor

The Vanguard Group, Inc. (Vanguard)

Portfolio Managers

Antonio Picca, Portfolio Manager at Vanguard. He has co-managed the Fund since its inception in February 2018.

Liqian Ren, Portfolio Manager at Vanguard. She has co-managed the Fund since its inception in February 2018.

Purchase and Sale of Fund Shares

You may purchase or redeem shares online through our website (vanguard.com), by mail (The Vanguard Group, P.O. Box 1110, Valley Forge, PA 19482-1110), or by telephone (800-662-2739). The minimum investment amount required to open and maintain a Fund account for Admiral Shares is $50,000. The minimum investment amount required to add to an existing Fund account is generally $1. Financial intermediaries, institutional, and Vanguard retail managed clients should contact Vanguard for information on special eligibility rules that may apply to them regarding Admiral Shares. If you are investing through an intermediary, please contact that firm directly for more information regarding your eligibility. If you are investing through an employer-sponsored retirement or savings plan, your plan administrator or your benefits office can provide you with detailed information on how you can invest through your plan.

Tax Information

The Fund’s distributions may be taxable as ordinary income or capital gain. If you are investing through a tax-advantaged account, such as an IRA or an employer-sponsored retirement or savings plan, special tax rules apply.

Payments to Financial Intermediaries

The Fund and its investment advisor do not pay financial intermediaries for sales of Fund shares.

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Vanguard U.S. Multifactor Fund Admiral Shares—Fund Number 516

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SP 516 022018